                                                                   EXHIBIT 99-1


                  Olympic Automobile Receivables Trust  1996 - A

                          Monthly  Servicer's  Certificate


     Accounting Date:                       May 31, 1996
     Determination Date:                    June 7, 1996
     Distribution Date:                     June 17, 1996
     Monthly Period Ending:                 May 31, 1996


     This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1996, among Olympic Automobile Receivables Trust, 1996-A (the "Trust"), Olympic Receivables Finance Corp., as seller, Olympic Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

     Olympic Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

  I. Collection  Account  Summary


     Available Funds:
          Payments Received                                                                   $21,922,123.70
          Liquidation Proceeds (excluding Purchase Amounts)                                      $380,631.21
          Current Monthly Advances                                                             $1,181,130.33
          Amount of withdrawal, if any, from the Reserve Account                                       $0.00
          Monthly Advance Recoveries                                                          ($1,483,402.40)
          Purchase Amounts-Warranty and Administrative Receivables                               $318,756.85
          Purchase Amounts - Liquidated Receivables                                                    $0.00
          Income from investment of funds in Trust Accounts                                       $60,885.77
                                                                                              --------------
     Total Available Funds                                                                                      $22,380,125.46
                                                                                                                --------------
                                                                                                                --------------
     Amounts Payable on Distribution Date:
          Reimbursement of Monthly Advances                                                            $0.00
          Backup Servicer Fee                                                                          $0.00
          Basic Servicing Fee                                                                    $475,321.50
          Trustee and other fees                                                                       $0.00
          Class A-1  Interest Distributable Amount                                               $148,748.49
          Class A-2  Interest Distributable Amount                                               $840,208.33
          Class A-3  Interest Distributable Amount                                               $498,750.00
          Class A-4  Interest Distributable Amount                                               $609,375.00
          Class A-5  Interest Distributable Amount                                               $250,000.00
          Class A-6  Interest Distributable Amount                                                $87,725.00
          Noteholders' Principal Distributable Amount                                         $17,870,159.04
          Certificate  Interest Distributable Amount                                             $265,500.00
          Certificate  Principal Distributable Amount                                                  $0.00
          Amounts owing and not paid to Security Insurer under
            Insurance Agreement                                                                        $0.00
          Supplemental Servicing Fees (not otherwise paid to Servicer)                                 $0.00
          Spread Account Deposit                                                               $1,334,338.10
                                                                                              --------------
     Total Amounts Payable on Distribution Date                                                                 $22,380,125.46
                                                                                                                --------------
                                                                                                                --------------

 II. Available  Funds


     Collected Funds (see V)
          Payments Received                                                                   $21,922,123.70
          Liquidation Proceeds (excluding Purchase Amounts)                                      $380,631.21    $22,302,754.91
                                                                                             --------------
     Purchase Amounts                                                                                              $318,756.85

     Monthly Advances
          Monthly Advances - current Monthly Period (net)                                       ($302,272.07)
          Monthly Advances - Outstanding Monthly Advances
             not otherwise reimbursed to the Servicer                                                  $0.00      ($302,272.07)
                                                                                              --------------
     Income from investment of funds in Trust Accounts                                                              $60,885.77
                                                                                                                --------------
     Available Funds                                                                                            $22,380,125.46
                                                                                                                --------------
                                                                                                                --------------

III. Amounts  Payable  on  Distribution  Date


       (i)(a)   Taxes due and unpaid with respect to the Trust
                (not otherwise paid by OFL or the Servicer)                                                              $0.00

       (i)(b)   Outstanding Monthly Advances (not otherwise reimbursed
                to Servicer and to be reimbursed on the Distribution Date)                                               $0.00

       (i)(c)   Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                          $0.00

        (ii)    Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                  Owner Trustee                                                                        $0.00
                  Administrator                                                                        $0.00
                  Indenture Trustee                                                                    $0.00
                  Indenture Collateral Agent                                                           $0.00
                  Lockbox Bank                                                                         $0.00
                  Custodian                                                                            $0.00
                  Backup Servicer                                                                      $0.00
                  Collateral Agent                                                                     $0.00             $0.00
                                                                                              --------------

      (iii)(a)  Basic Servicing Fee (not otherwise paid to Servicer)                                               $475,321.50

      (iii)(b)  Supplemental Servicing Fees (not otherwise paid to Servicer)                                             $0.00

      (iii)(c)  Servicer reimbursements for mistaken deposits or postings of checks
                returned for insufficient funds (not otherwise reimbursed to Servicer)                                   $0.00


        (iv)    Class A-1  Interest Distributable Amount                                                           $148,748.49
                Class A-2  Interest Distributable Amount                                                           $840,208.33
                Class A-3  Interest Distributable Amount                                                           $498,750.00
                Class A-4  Interest Distributable Amount                                                           $609,375.00
                Class A-5  Interest Distributable Amount                                                           $250,000.00
                Class A-6  Interest Distributable Amount                                                            $87,725.00

         (v)    Noteholders' Principal Distributable Amount
                  Payable to Class A-1 Noteholders                                                              $17,870,159.04
                  Payable to Class A-2 Noteholders                                                                       $0.00
                  Payable to Class A-3 Noteholders                                                                       $0.00
                  Payable to Class A-4 Noteholders                                                                       $0.00
                  Payable to Class A-5 Noteholders                                                                       $0.00
                  Payable to Class A-6 Noteholders                                                                       $0.00

        (vi)    Certificate Interest Distributable Amount                                                          $265,500.00

        (vii)   Unpaid principal balance of the Class A-1 Notes after deposit to the Note
                Distribution Account of any funds in the Class A-1 Holdback Subaccount
                (applies only on the Class A-1 Final Scheduled Distribution Date)                                        $0.00

       (viii)   Certificate Principal Distributable Amount                                                               $0.00

        (ix)    Amounts owing and not paid to Security Insurer under Insurance Agreement                                 $0.00
                                                                                                                --------------

                Total amounts payable on Distribution Date                                                      $21,045,787.36
                                                                                                                --------------
                                                                                                                --------------

 IV. Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and Class A-1 Maturity Shortfall


     Spread Account deposit:

                Amount of excess, if any, of Available Funds
                  over total amounts payable (or amount of such
                  excess up to the Spread Account Maximum Amount)                                                $1,334,338.10

     Reserve Account Withdrawal on any Determination Date:

                Amount of excess, if any, of total amounts payable over Available Funds
                 (excluding amounts payable under item (vii) of Section III)                                             $0.00

                Amount available for withdrawal from the Reserve Account (excluding the
                 Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                 (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect
                 of transfers of Subsequent Receivables)                                                                 $0.00

                (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account, (excluding the
                 Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                Amount of withdrawal, if any, from the Reserve Account                                                   $0.00

     Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

                  Amount by which (a) the remaining principal balance of the Class A-1 Notes
                  exceeds (b) Available Funds after payment of amounts set forth in item (v) of Section III              $0.00

                  Amount available in the Class A-1 Holdback Subaccount                                                  $0.00

                  (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
                  of Section III) shall be withdrawn by the Indenture Trustee from the
                  Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
                  Account for payment to the Class A-1 Noteholders)

                  Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                   $0.00

     Deficiency Claim Amount:

                Amount of excess, if any, of total amounts payable over funds available for withdrawal
                from Reserve Amount, the Class A-1 Holdback Subaccount  and Available Funds                              $0.00

                (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

     Pre-Funding Account Shortfall:

                Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
                Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount,
                the Class A-5 Prepayment Amount, the Class A-6 Prepayment Amount and the
                Repurchase Amount over (b) the amount on deposit in the Pre-Funding Account                              $0.00

     Class A-1 Maturity Shortfall:

                Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a)
                the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or
                pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                                         $0.00

     (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity
     Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the
     Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
     Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)


  V. Collected Funds


     Payments Received:
                  Supplemental Servicing Fees                                                          $0.00
                  Amount allocable to interest                                                 $6,701,208.25
                  Amounts allocable to principal                                              $15,220,915.45
                  Amount allocable to Insurance Add-On Amounts                                         $0.00
                  Amount allocable to Outstanding Monthly Advances (reimbursed to the
                     Servicer prior to deposit in the Collection Account)                              $0.00
                                                                                              --------------
    Total Payments Received                                                                                     $21,922,123.70
     Liquidation Proceeds:
                  Gross amount realized with respect to Liquidated Receivables                   $404,126.13

                  Less: (i) reasonable expenses incurred by Servicer
                     in connection with the collection of such Liquidated
                     Receivables and the repossession and disposition
                     of the related Financed Vehicles and (ii) amounts
                     required to be refunded to Obligors on such Liquidated Receivables          ($23,494.92)
                                                                                              --------------

     Net Liquidation Proceeds                                                                                      $380,631.21

     Allocation of Liquidation Proceeds:
                  Supplemental Servicing Fees                                                          $0.00
                  Amount allocable to interest                                                         $0.00
                  Amounts allocable to principal                                                       $0.00
                  Amount allocable to Insurance Add-On Amounts                                         $0.00
                  Amount allocable to Outstanding Monthly Advances (reimbursed to the
                     Servicer prior to deposit in the Collection Account)                              $0.00             $0.00
                                                                                              --------------    --------------

     Total Collected Funds                                                                                      $22,302,754.91
                                                                                                                --------------
                                                                                                                --------------


 VI. Purchase Amounts Deposited in Collection Account


      Purchase Amounts - Warranty Receivables                                                                            $0.00
                  Amount allocable to interest                                                         $0.00
                  Amounts allocable to principal                                                       $0.00
                  Amount allocable to Outstanding Monthly Advances (reimbursed to the
                     Servicer prior to deposit in the Collection Account)                              $0.00

     Purchase Amounts - Administrative Receivables                                                                 $318,756.85
                  Amount allocable to interest                                                         $0.00
                  Amounts allocable to principal                                                 $318,756.85
                  Amount allocable to Outstanding Monthly Advances (reimbursed to the
                     Servicer prior to deposit in the Collection Account)                              $0.00
                                                                                              --------------
     Total Purchase Amounts                                                                                        $318,756.85
                                                                                                                --------------
                                                                                                                --------------


VII. Reimbursement of Outstanding Monthly Advances



     Outstanding Monthly Advances                                                                                $1,907,600.40

     Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                  Payments received from Obligors                                             ($1,483,402.40)
                  Liquidation Proceeds                                                                 $0.00
                  Purchase Amounts - Warranty Receivables                                              $0.00
                  Purchase Amounts - Administrative Receivables                                        $0.00
                                                                                              --------------
     Outstanding Monthly Advances to be netted against Monthly
        Advances for the current Monthly Period                                                                 ($1,483,402.40)

     Outstanding Monthly Advances to be reimbursed out of
        Available Funds on the Distribution Date                                                                ($1,483,402.40)

     Remaining Outstanding Monthly Advances                                                                        $424,198.00

     Monthly Advances - current Monthly Period                                                                   $1,181,130.33
                                                                                                                --------------
     Outstanding Monthly Advances - immediately following the Distribution Date                                  $1,605,328.33
                                                                                                                --------------
                                                                                                                --------------



VIII. Calculation  of  Interest  and  Principal  Payments


A.  Calculation  of  Principal  Distribution  Amount

      Payments received allocable to principal                                                                  $15,220,915.45
      Aggregate of Principal Balances as of the Accounting Date of all
        Receivables that became Liquidated Receivables
        during the Monthly Period                                                                                $2,330,486.74
      Purchase Amounts - Warranty Receivables allocable to principal                                                     $0.00
      Purchase Amounts - Administrative Receivables allocable to principal                                         $318,756.85
      Amounts withdrawn from the Pre-Funding Account                                                                     $0.00
      Cram Down Losses                                                                                                   $0.00
                                                                                                                --------------

      Principal Distribution Amount                                                                             $17,870,159.04
                                                                                                                --------------
                                                                                                                --------------
B.  Calculation of Class A-1 Interest Distributable Amount

      Class A-1 Monthly Interest Distributable Amount:


      Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-1 Noteholders on such Distribution Date)                      $33,999,654.90

      Multiplied by the Class A-1 Interest Rate                                                         5.25%

      Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                    0.08333333       $148,748.49
                                                                                              --------------
      Plus any unpaid Class A-1 Interest Carryover Shortfall                                                             $0.00
                                                                                                                --------------

      Class A-1 Interest Distributable Amount                                                                      $148,748.49
                                                                                                                --------------
                                                                                                                --------------
C.  Calculation of Class A-2 Interest Distributable Amount

      Class A-2 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-2 Noteholders on such Distribution Date)                     $185,000,000.00

      Multiplied by the Class A-2 Interest Rate                                                         5.45%

      Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                    0.08333333       $840,208.33
                                                                                              --------------
      Plus any unpaid Class A-2 Interest Carryover Shortfall                                                             $0.00
                                                                                                                --------------

      Class A-2 Interest Distributable Amount                                                                      $840,208.33
                                                                                                                --------------
                                                                                                                --------------
D.  Calculation of Class A-3 Interest Distributable Amount

      Class A-3 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-3 Noteholders on such Distribution Date)                     $105,000,000.00

      Multiplied by the Class A-3 Interest Rate                                                         5.70%

      Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                    0.08333333       $498,750.00
                                                                                              --------------
      Plus any unpaid Class A-3 Interest Carryover Shortfall                                                             $0.00
                                                                                                                --------------
      Class A-3 Interest Distributable Amount                                                                      $498,750.00
                                                                                                                --------------
                                                                                                                --------------

E.  Calculation of Class A-4 Interest Distributable Amount

      Class A-4 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-4 Noteholders on such Distribution Date)                     $125,000,000.00

      Multiplied by the Class A-4 Interest Rate                                                         5.85%

      Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                    0.08333333       $609,375.00
                                                                                              --------------

      Plus any unpaid Class A-4 Interest Carryover Shortfall                                                             $0.00
                                                                                                                --------------

      Class A-4 Interest Distributable Amount                                                                      $609,375.00
                                                                                                                --------------
                                                                                                                --------------


F.  Calculation of Class A-5 Interest Distributable Amount

      Class A-5 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-5 Noteholders on such Distribution Date)                      $50,000,000.00

      Multiplied by the Class A-5 Interest Rate                                                         6.00%

      Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                    0.08333333       $250,000.00
                                                                                              --------------
      Plus any unpaid Class A-5 Interest Carryover Shortfall                                                             $0.00
                                                                                                                --------------
      Class A-5 Interest Distributable Amount                                                                      $250,000.00
                                                                                                                --------------
                                                                                                                --------------
G.  Calculation of Class A-6 Interest Distributable Amount

      Class A-6 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-6 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-6 Noteholders on such Distribution Date)                      $17,400,000.00

      Multiplied by the Class A-6 Interest Rate                                                         6.05%

      Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                    0.08333333        $87,725.00
                                                                                              --------------
      Plus any unpaid Class A-6 Interest Carryover Shortfall                                                             $0.00
                                                                                                                --------------
      Class A-6 Interest Distributable Amount                                                                       $87,725.00
                                                                                                                --------------
                                                                                                                --------------
H.  Calculation of Noteholders' Interest Distributable Amount

      Class A-1 Interest Distributable Amount                                                    $148,748.49
      Class A-2 Interest Distributable Amount                                                    $840,208.33
      Class A-3 Interest Distributable Amount                                                    $498,750.00
      Class A-4 Interest Distributable Amount                                                    $609,375.00
      Class A-5 Interest Distributable Amount                                                    $250,000.00
      Class A-6 Interest Distributable Amount                                                     $87,725.00
                                                                                              --------------
      Noteholders' Interest Distributable Amount                                                                 $2,434,806.82
                                                                                                                --------------
                                                                                                                --------------
I.  Calculation of Noteholders' Principal Distributable Amount:

      Noteholders' Monthly Principal Distributable Amount:

      Principal Distribution Amount                                                           $17,870,159.04

      Multiplied by Noteholders' Percentage ((i) for each Distribution
        Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the
        Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date  for the preceding
        Distribution Date minus that portion of the Principal Distribution
        Amount applied to retire the Class A-1 Notes and (iii) for each
        Distribution Date thereafter, outstanding principal balance of the
        Class A-2 Notes on the Determination Date over the Aggregate Principal
        Balance (plus any funds remaining on deposit in the Pre-Funding
        Account) as of the Accounting Date for the preceding Distribution Date)                       100.00%   $17,870,159.04
                                                                                              --------------
      Unpaid Noteholders' Principal Carryover Shortfall                                                                  $0.00
                                                                                                                --------------
      Noteholders' Principal Distributable Amount                                                               $17,870,159.04
                                                                                                                --------------
                                                                                                                --------------
J.  Application of Noteholders' Principal Distribution Amount:

      Amount of Noteholders' Principal Distributable Amount payable to Class A-1 Notes
      (equal to entire Noteholders' Principal Distributable Amount until the principal balance
      of the Class A-1 Notes is reduced to zero)                                                                $17,870,159.04
                                                                                                                --------------
                                                                                                                --------------
      Amount of Noteholders' Principal Distributable Amount payable to Class A-2 Notes
      (no portion of the Noteholders' Principal Distributable Amount is payable to the Class A-2
      Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
      thereafter, equal to the entire Noteholders' Principal Distributable Amount)                                       $0.00
                                                                                                                --------------
                                                                                                                --------------


K.  Calculation of Certificate Interest Distributable Amount

      Certificate Monthly Interest Distributable Amount:

      Certificate Balance (as of the close of business
        on the preceding Distribution Date)                                                   $54,000,000.00

      Multiplied by the Certificate Pass-Through Rate                                                   5.90%

      Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                    0.08333333       $265,500.00
                                                                                              --------------
      Plus any unpaid Certificate Interest Carryover Shortfall                                                           $0.00
                                                                                                                --------------

      Certificate Interest Distributable Amount                                                                    $265,500.00
                                                                                                                --------------
                                                                                                                --------------
L.  Calculation of Certificate Principal Distributable Amount:

      Certificate Monthly Principal Distributable Amount:

      Principal Distribution Amount                                                           $17,870,159.04

      Multiplied by Certificateholders' Percentage ((i) for each
        Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 0%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 0% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution
        Amount, 100% minus the Noteholders' Percentage (computed after giving effect to the retirement of the Class A-1 Notes) and (iii) for each
        Distribution Date thereafter,  100% minus Noteholders' Percentage)                              0.00%            $0.00
                                                                                              --------------
      Unpaid Certificate Principal Carryover Shortfall                                                                   $0.00
                                                                                                                --------------
      Certificate Principal Distributable Amount                                                                         $0.00
                                                                                                                --------------
                                                                                                                --------------

 IX. Pre-Funding Account


     A.  Withdrawals from Pre-Funding Account:

     Amount on deposit in the  Pre-Funding Account as of the preceding
       Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
               Pre-Funded Amount                                                                                    $13,860.51
                                                                                                                --------------
                                                                                                                    $13,860.51
                                                                                                                --------------
                                                                                                                --------------
     Less:  withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
       Subsequent Transfer Date (an amount equal to (a) $179,014,214.45 (the aggregate Principal Balance of Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer of
       Subsequent Receivables over (ii) $0))                                                                             $0.00

     Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1996 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has
       been reduced to $100,000 or less as of the Distribution Date (see B below)                                        $0.00
                                                                                                                --------------
     Amount remaining on deposit in the Pre-Funding Account after
       Distribution Date
               Pre-Funded Amount                                                                  $13,860.51
                                                                                              --------------
                                                                                                                    $13,860.51
                                                                                                                --------------
                                                                                                                --------------


     B.  Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

     Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the
       Funding Period (May 1996 Distribution Date) or the Pre-Funded Amount being reduced
       to $100,000 or less on any Distribution Date                                                                   $0.00

     Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
       Distribution Date)                                                                                             $0.00

     Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
       Distribution Date)                                                                                             $0.00

     Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
       Distribution Date)                                                                                             $0.00

     Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
       Distribution Date)                                                                                             $0.00

     Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
       Distribution Date)                                                                                             $0.00

     Class A-6 Prepayment Amount (equal to the Class A-6 Noteholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
       Distribution Date)                                                                                             $0.00

     Certificate Prepayment Amount (equal to the Certificateholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
       Distribution Date)                                                                                             $0.00

     Repurchase Amount (equal to (i) the sum of Class A-1 Prepayment Amount, Class A-2
       Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment
       Amount, the Class A-5 Prepayment Amount, the Class A-6 Prepayment
       Amount and Class B Prepayment Amount over the sum current principal balance of the Class A-1 Notes,  the Class A-2 Notes, the Class A-3 Notes,
       the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes
       and the Current Certificate Balance, multiplied by (ii) discounted present value of Class I Monthly Interest Distributable Amount for each of the Planned
       Notional Balances (before giving effect to any adjustment thereto) for the Distribution
       Date on which the Repurchase Amount is to be paid to the June 2003
       Distribution Date, discounted to present value at a rate of 5.89%)                                             $0.00

     C.  Prepayment Premiums:

     Class A-1 Prepayment Premium                                                                                     $0.00
     Class A-2 Prepayment Premium                                                                                     $0.00
     Class A-3 Prepayment Premium                                                                                     $0.00
     Class A-4 Prepayment Premium                                                                                     $0.00
     Class A-5 Prepayment Premium                                                                                     $0.00
     Class A-6 Prepayment Premium                                                                                     $0.00

     Certificate Prepayment Premium                                                                                   $0.00

 X.  Reserve Account


     Requisite Reserve Amount:

     Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
       Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,
       Class A-6 Notes and Certificates:

                Product of (x)  5.67% (weighted average interest of Class A-1 Interest Rate,
                Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate, Class A-5 Interest Rate
                Class A-6 Interest Rate and Class B Pass-Through Rate (based on outstanding Class A-1 principal balance, Class A-2 principal balance and Certificate Balance), divided by 360, (y) $179,014,214.15 (the Pre-Funded Amount on such Distribution Date) and
                (z)  30 (the number of days until the May 1996 Distribution Date))                                    $0.00

                Less the product of (x) 2.5% divided by 360, (y) $179,014,214.15 (the Pre-Funded Amount on such
                Distribution Date) and (z) 30 (the number of days until the May 1996 Distribution Date)               $0.00
                                                                                                                     ------


     Requisite Reserve Amount                                                                                         $0.00
                                                                                                                     ------
                                                                                                                     ------
     Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
       Subaccount) as of the preceding Distribution Date or, in the case of the first
       Distribution Date, as of the Closing Date                                                                      0.00

     Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
       Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn
       from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                0.00

     Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the Class A-1
       Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the
       Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee to or upon the order of the
       General Partners from amounts withdrawn from the Pre-Funding Account in respect of
       transfers of Subsequent Receivables)                                                                           0.00

     Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
       to cover the excess, if any, of total amount payable over Available Funds (see IV above)                       0.00
                                                                                                                     ------
     Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
       Subaccount) after the Distribution Date                                                                        0.00
                                                                                                                     ------
                                                                                                                     ------

 XI. Class A-1 Holdback Subaccount:


     Class A-1 Holdback Amount:

     Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                 $0.00

     Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement)
       is greater than $0 (the Original Pool Balance after giving effect to the transfer of
       Subsequent Receivables on the Distribution Date or on a Subsequent Transfer Date
       preceding the Distribution Date))                                                                              0.00

     Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
       a Class A-1 Maturity Shortfall (see IV above)                                                                  0.00

     Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
       withdrawal to be released by the Indenture Trustee to the General Partners)                                    0.00
                                                                                                                     ------
     Class A-1 Holdback Subaccount immediately following the Distribution Date                                       $0.00
                                                                                                                     ------
                                                                                                                     ------

 XII. Calculation of Servicing Fees


      Aggregate Principal Balance as of the first day of the                   $570,385,794.39
      Multiplied by Basic Servicing Fee Rate                                              1.00%
      Divided by Months per year                                                      0.083333%
                                                                               ---------------


      Basic Servicing Fee                                                                            $475,321.50

      Less: Backup Servicer Fees (annual rate of 1 bp)                                                     $0.00

      Supplemental Servicing Fees                                                                          $0.00
                                                                                                     -----------


      Total of Basic Servicing Fees and Supplemental Servicing Fees                                                    $475,321.50
                                                                                                                       -----------
                                                                                                                       -----------


XIII. Information for Preparation of Statements to Noteholders


         a.  Aggregate principal balance of the Notes as of first day of Monthly Period
               Class A-1 Notes                                                                                      $33,999,654.90
               Class A-2 Notes                                                                                     $185,000,000.00
               Class A-3 Notes                                                                                     $105,000,000.00
               Class A-4 Notes                                                                                     $125,000,000.00
               Class A-5 Notes                                                                                      $50,000,000.00
               Class A-6 Notes                                                                                      $17,400,000.00

         b.  Amount distributed to Noteholders allocable to principal
               Class A-1 Notes                                                                                      $17,870,159.04
               Class A-2 Notes                                                                                               $0.00
               Class A-3 Notes                                                                                               $0.00
               Class A-4 Notes                                                                                               $0.00
               Class A-5 Notes                                                                                               $0.00
               Class A-6 Notes                                                                                               $0.00

         c.  Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
               Class A-1 Notes                                                                                      $16,129,495.86
               Class A-2 Notes                                                                                     $185,000,000.00
               Class A-3 Notes                                                                                     $105,000,000.00
               Class A-4 Notes                                                                                     $125,000,000.00
               Class A-5 Notes                                                                                      $50,000,000.00
               Class A-6 Notes                                                                                      $17,400,000.00

         d.  Interest distributed to Noteholders
               Class A-1 Notes                                                                                         $148,748.49
               Class A-2 Notes                                                                                         $840,208.33
               Class A-3 Notes                                                                                         $498,750.00
               Class A-4 Notes                                                                                         $609,375.00
               Class A-5 Notes                                                                                         $250,000.00
               Class A-6 Notes                                                                                          $87,725.00

         e.  Remaining Certificate Balance                                                                          $54,000,000.00

         f.  1.  Class A-1 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)             $0.00
             2.  Class A-2 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)             $0.00
             3.  Class A-3 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)             $0.00
             4.  Class A-4 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)             $0.00
             5.  Class A-5 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)             $0.00
             6.  Class A-6 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)             $0.00
             7.  Certificate Interest Carryover Shortfall, if any, (and change in amount from preceding statement)           $0.00
             8.  Class B Principal Carryover Shortfall, if any, (and change in amount from preceding statement)              $0.00


     g. Amount distributed payable out of amounts withdrawn from or pursuant to:
         1. Reserve Account                                                                                    $0.00
         2. Class A-1 Holdback Subaccount                                                                      $0.00
         3. Claim on the Note Policy                                                                           $0.00

     h. Remaining Pre-Funded Amount                                                                                      $13,860.51

     i. Remaining Reserve Amount                                                                                              $0.00

     j. Amount on deposit on Class A-1 Holdback Subaccount                                                                    $0.00

     k. Prepayment amounts
          Class A-1 Prepayment Amount                                                                                         $0.00
          Class A-2 Prepayment Amount                                                                                         $0.00
          Class A-3 Prepayment Amount                                                                                         $0.00
          Class A-4 Prepayment Amount                                                                                         $0.00
          Class A-5 Prepayment Amount                                                                                         $0.00
          Class A-6 Prepayment Amount                                                                                         $0.00

     l.  Prepayment Premiums
          Class A-1 Prepayment Premium                                                                                        $0.00
          Class A-2 Prepayment Premium                                                                                        $0.00
          Class A-3 Prepayment Premium                                                                                        $0.00
          Class A-4 Prepayment Premium                                                                                        $0.00
          Class A-5 Prepayment Premium                                                                                        $0.00
          Class A-6 Prepayment Premium                                                                                        $0.00

     m. Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
           paid by the Trustee on behalf of the Trust                                                                   $475,321.50

     n. Note Pool Factors (after giving effect to distributions on the
           Distribution Date)
          Class A-1 Notes                                                                                                0.25360843
          Class A-2 Notes                                                                                                1.00000000
          Class A-3 Notes                                                                                                1.00000000
          Class A-4 Notes                                                                                                1.00000000
          Class A-5 Notes                                                                                                1.00000000
          Class A-6 Notes                                                                                                1.00000000

XV. Information for Preparation of Statements to Certificateholders
     a. Aggregate Certificate Balance as of first day of Monthly Period                                              $54,000,000.00

     b. Amount distributed to Certificateholders allocable to principal                                                       $0.00

     c. Aggregate  Certificate Balance (after giving effect to
           distributions on the Distribution Date)                                                                   $54,000,000.00

     d. Interest distributed to  Certificateholders                                                                     $265,500.00

     e. Remaining  Certificate Balance                                                                               $54,000,000.00

     f. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
          Class A-1 Notes                                                                                            $16,129,495.86
          Class A-2 Notes                                                                                           $185,000,000.00
          Class A-3 Notes                                                                                           $105,000,000.00
          Class A-4 Notes                                                                                           $125,000,000.00
          Class A-5 Notes                                                                                            $50,000,000.00
          Class A-6 Notes                                                                                            $17,400,000.00

     g. 1.  Class A-1 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)                   $0.00
        2.  Class A-2 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)                   $0.00
        3.  Class A-3 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)                   $0.00
        4.  Class A-4 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)                   $0.00
        5.  Class A-5 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)                   $0.00
        6.  Class A-6 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)                   $0.00
        7.  Certificate Interest Carryover Shortfall, if any, (and change in amount from preceding statement)                 $0.00
        8.  Certificate Principal Carryover Shortfall, if any, (and change in amount from preceding statement)                $0.00

     h. Amount distributed payable out of amounts withdrawn from or pursuant to:
        1.  Reserve Account                                                                                    $0.00
        2.  Spread Account                                                                                     $0.00
        3.  Claim on the Certificate Policy                                                                    $0.00

     i. Remaining Pre-Funded Amount                                                                                      $13,860.51

     j. Remaining Reserve Amount                                                                                              $0.00

     k. Certificate Prepayment Amount                                                                                         $0.00

     l. Certificate Prepayment Premium                                                                                        $0.00

     m. Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
           paid by the Trustee on behalf of the Trust                                                                   $475,321.50

     n. Class B Pool Factor (after giving effect to distributions on the Distribution Date)                              1.00000000

  XVI. Pool Balance and Aggregate Principal Balance


          Original Pool Balance at beginning of Monthly Period                                          $599,986,139.49
          Subsequent Receivables                                                                                  $0.00
                                                                                                        ---------------
          Original Pool Balance at end of Monthly Period                                                $599,986,139.49
                                                                                                        ---------------
                                                                                                        ---------------
          Aggregate Principal Balance as of preceding Accounting Date                                   $570,385,794.39
          Aggregate Principal Balance as of current Accounting Date                                     $552,515,635.35



       Monthly Period Liquidated Receivables                                      Monthly Period Administrative Receivables

                         Loan #              Amount                                 Loan #                 Amount
                         ------              ------                                 ------                 ------
               see attached listing           $8,390.62                    see attached listing             $239,412.40
               see attached listing       $2,318,631.38                    see attached listing              $79,344.45
               see attached listing           $3,464.74                                                           $0.00
                                                  $0.00                                                           $0.00
                                                  $0.00                                                           $0.00
                                          -------------                                                     -----------
                                          $2,330,486.74                                                     $318,756.85
                                          -------------                                                     -----------
                                          -------------                                                     -----------

XVIII. Delinquency Ratio


       Sum of Principal Balances (as of the Accounting Date)
          of all Receivables delinquent more than 30 days with
          respect to all or any portion of a Scheduled Payment
          as of the Accounting Date                                                       $9,387,322.01

       Aggregate Principal Balance as of the Accounting Date                            $552,515,635.35
                                                                                        ---------------
       Delinquency Ratio                                                                                     1.69901473%
                                                                                                             ----------
                                                                                                             ----------


     IN WITNESS WHEREOF, I, Mike Sherman, a Responsible Officer of Olympic Financial Ltd., have executed this Certificate as of the Determination Date set forth above.

                                   OLYMPIC  FINANCIAL  LTD.

                                   By:     /s/  Michael J. Sherman
                                       ----------------------------------
                                   Name:    Michael J. Sherman
                                   Title:   Vice President / Treasurer

                              Olympic Financial LTD
19:04:58                     Charge Off Transactions                     RP205OR

                          For 5/01/1996 Thru 5/31/1996


Control # 174

           C/O            Account             Loan               Principal
          Type            Number              Name              Charged Off
          ----          ----------          ----------          -----------
           FC           0009013901          BACKES                10,306.06
           FC           0503000301          WARREN                17,019.40
           FC           1520037301          GODDEN                21,845.06
           FC           1520038001          LAMPRECHT             24,137.68
           FC           2780120101          BIGGS                  9,891.78
           FC           2846017301          BENNETT               10,764.82
           FC           4500047601          WATTS                 31,221.96
           FC           6424043201          PAPPILLION            13,683.53
           FC           6424068001          WALKER                13,617.14
           FC           6470003801          MILLER                32,248.12
           FC           6554005801          LEAHY                 19,749.61
           FC           6647035001          GRAVENMIER             5,363.56
           FC           7638002701          NEELY                 13,919.58
           FC           9230031601          STACHOWSKI            15,644.10
                                                                 ----------
                        TOTAL FC                                 239,412.40

           FV           0968002101          GONZALES               9,057.02
           FV           2885008101          GALLIER               18,842.87
           FV           4795009001          VITALE                17,960.94
           FV           6150021301          DAVIS                 12,446.41
           FV           6302061801          DANH                  21,037.21
                                                                 ----------
                        TOTAL FV                                 79,344.451


           IS           6448006001          BRITT                  5,834.48
           IS           9004005601          BENOIT                 2,556.14
                                                                 ----------
                        TOTAL IS                                   8,390.62


           NR           0279001401          RODRIGUEZ             11,255.28
           NR           0350018701          THURSTON               6,853.18
           NR           0355000201          MCDANIEL               8,900.00
           NR           0438001201          SHAFFER               20,765.16
           NR           0730009001          EVANS                  2,721.45
           NR           1004005801          LUCAS                  6,665.24
           NR           2722025201          LARSON                 9,621.00
           NR           2728012901          GILLILAND             12,090.05
           NR           2729007201          MEGANN                17,937.50
           NR           2746045101          WORKS                 28,648.28
           NR           2757020201          CASSEL                 5,166.02
           NR           2774000101          KARR                  11,776.95
           NR           2778004301          JONES                  5,765.63
           NR           2824004201          GARCIA                23,714.90
           NR           2862005001          TREDWELL               6,317.94
           NR           2900006201          REZENDEZ              11,601.46
           NR           3081018801          SMITH                  8,750.41
           NR           3182003801          ARCE                  14,285.49
           NR           3790067101          HAWLEY                 4,813.23
           NR           4642092101          GRADY                 12,393.93
           NR           4736085401          WELKER                 7,165.90
           NR           4899001001          VALLIERE              13,197.50
           NR           4903001901          KENNIE                13,060.92
           NR           5071016901          WHITFIELD              5,084.26
           NR           5167088101          PENDLEY               20,670.00
           NR           5214025001          KUFELD                19,410.00
           NR           5216008101          HADDICAN              13,425.35
           NR           5224039901          AERY                  18,789.95
           NR           5345003601          FULTON                11,808.19
           NR           6231133001          CRAMPTON              14,493.29
           NR           6232049201          SORTO                 11,922.84
           NR           6261020301          CHU                    6,885.00
           NR           6282011601          CLARK                  7,901.35
           NR           6286003601          ACOSTA                10,327.57
           NR           6326023001          WASHINGTON            10,316.00
           NR           6385016201          GARCIA                10,576.88
           NR           6418005501          WHITT                 16,921.41
           NR           6419004201          HUGHES                10,640.62
           NR           6423031901          LOUDD                 18,081.57
           NR           6423032401          BUCHANAN              33,303.07
           NR           6423038801          TAYLOR                15,750.04
           NR           6423040001          VENTERS               31,709.25
           NR           6423040401          SPILLER               16,173.61
           NR           6423042401          ANTHONY               21,952.19

                              Olympic Financial LTD                      Page
19:04:38                     Charge Off Transactions                     RP205OR

                          For 5/01/1996 Thru 5/31/1996


Control # 174

           C/O            Account             Loan               Principal
          Type            Number              Name              Charged Off
          ----          ----------          ----------          -----------
           NR           6423044701          CARDIN                24,789.55
           NR           6423045001          WILSON                20,698.54
           NR           6423045101          CRAWFORD              13,823.76
           NR           6423048001          FONSECA               28,090.34
           NR           6423048201          MCGREW                18,951.33
           NR           6423048401          CALDERON              12,589.52
           NR           6423052901          BARBA                 24,732.95
           NR           6424040201          ARAGON                26,855.05
           NR           6424041001          SORANNO               15,432.71
           NR           6424041101          EVERLINE              16,271.79
           NR           6424041201          USHER                 20,108.03
           NR           6424044601          HOLIDAY               17,397.08
           NR           6424044801          MILLER                15,150.81
           NR           6424046001          KELLY                 19,717.63
           NR           6424046801          HUMPHREY              31,104.32
           NR           6424047001          GREENWOOD             17,118.18
           NR           6424047601          YOUNG                 19,721.71
           NR           6424049001          JACKSON               16,159.76
           NR           6424051301          SEAMSTER              24,188.69
           NR           6424051501          CALDWELL              16,838.45
           NR           6424053201          LOVE                  17,499.19
           NR           6424053301          DODD                  19,917.89
           NR           6424053701          LEMOMS                20,556.02
           NR           6424054601          AMBER                 20,157.45
           NR           6424059901          SIMMON                19,360.91
           NR           6424063801          SCOTT                  5,742.43
           NR           6428003501          NUTALL                18,365.48
           NR           6437000501          BOYSEN                 9,503.80
           NR           6444006501          SMALL                 32,100.22
           NR           6444006901          COOPER                24,859.39
           NR           6444008701          WILLIAMS              19,925.51
           NR           6444009201          JASPER                27,708.26
           NR           6444009301          COLE                  21,964.93
           NR           6444010201          COYLE                 17,342.55
           NR           6444010501          SCRANTON              30,588.50
           NR           6444010801          HANNAH                28,174.38
           NR           6444011301          YORK                  26,639.92
           NR           6444011901          BATES                 15,471.13
           NR           6444012201          WASHINGTON            28,013.41
           NR           6444012501          EDMONDS               14,630.92
           NR           6444012901          CASTILLO              22,166.75
           NR           6445010101          MOORE                 10,601.84
           NR           6445010201          LANDERS               15,300.10
           NR           6445011901          MCCLOUD               17,696.72
           NR           6445012001          WOODS                 18,425.80
           NR           6445013101          TAYLOR                19,847.83
           NR           6446011201          MORIN                 15,346.68
           NR           6446013301          VILLAREAL             23,889.88
           NR           6446015301          SMITH                 18,724.31
           NR           6446015501          PEREZ                 22,302.81
           NR           6446017301          BUXTON                15,717.02
           NR           6446018001          COLLUM                13,406.09
           NR           6446020901          JACKSON               23,779.24
           NR           6447014001          JACKSON               17,532.91
           NR           6447017001          COX                   24,623.75
           NR           6447017801          YOUNG                 18,835.70
           NR           6447017901          JOBURT                16,250.15
           NR           6447018601          IRVEN                 16,680.26
           NR           6447021801          GINGER                16,302.87
           NR           6447021901          SMITH                 19,416.79
           NR           6448006801          PORTER                36,017.31
           NR           6448007701          FARRIS                16,867.40
           NR           6448008001          MILLER                20,607.03
           NR           6448008201          DOLLARHIDE            25,003.06
           NR           6448008601          CALLIS                20,599.08
           NR           6468001501          GREEN                 14,211.37
           NR           6470003501          STATON                20,402.01
           NR           7060097101          MILLS                 19,163.20
           NR           7075022801          NORMAN                11,852.37
           NR           7084010701          GILBERTSON            33,926.18
           NR           7098035601          LUNA                  10,119.37
           NR           7107034001          HONSBERGER            15,202.42
           NR           7116100401          ANDERSON               8,122.76
           NR           7135003501          RINARD                 8,877.50

                              Olympic Financial LTD
10:41:45                     Charge Off Transactions                     RP205OR

                          For 5/01/1996 Thru 5/31/1996


Control # 174

           C/O            Account             Loan               Principal
          Type            Number              Name              Charged Off
          ----          ----------          ----------         ------------
           NR           7183040601          GENTRY                 5,277.13
           NR           7201025701          YOKUM                 10,811.81
           NR           7268007601          TWIGGS                10,532.63
           NR           7361017201          FOX                   15,069.33
           NR           7390014201          HEAD                  18,684.39
           NR           7502015801          COPELAND               6,689.95
           NR           7530017001          CRUMP                 10,336.72
           NR           7538012001          SIDES                 19,826.24
           NR           7565011601          BECKETT               16,574.51
           NR           7665005501          HANN                  13,935.82
           NR           7693000901          APLIN                 15,294.60
           NR           7722000901          COLSTON               17,209.39
           NR           8181049601          RUDOLF                 9,754.37
           NR           8400016001          PRICE                 15,476.01
           NR           8660003101          SPELLS                33,169.81
           NR           8788001401          BURNETT               18,154.90
           NR           9001002601          CARLILE               10,002.25
           NR           9334039001          WISE                  17,823.62
           NR           9684005201          BAILEY                18,316.79
                                                               ------------
                        TOTAL HR                               2,318,631.38

           RR           8038027401          CAIN                 (30,528.19)
           RR           8038027401          CAIN                  30,528.19
                                                               ------------
                        TOTAL RR                                        .00

           SB           0032054801          LOSTETTER                 15.36
           SB           0160009301          ZINKEVCZ                   2.29
           SB           0411000901          JOHNSON                   42.64
           SB           0416001501          SAWDY                     23.05
           SB           0536000501          BROWN                     67.79
           SB           0540005701          CLASSEN                     .20
           SB           0690002201          PROVARP                   22.57
           SB           1019001701          HALL                      10.78
           SB           2748047401          MCDONALD                 (33.87)
           SB           2748047401          MCDONALD                  63.82
           SB           2780097801          FLETCHER                 686.21
           SB           2854085201          TROUPE                    22.17
           SB           2987004401          PLANTE                    75.79
           SB           2988000801          HALL                      18.80
           SB           3051014201          GLACOMA                  187.85
           SB           3087006601          SALSMAN                     .00
           SB           3420195601          MCPHERSON                 35.09
           SB           5097018301          KRUCKEBERG                 5.11
           SB           5294147401          THARP                     55.70
           SB           5369012401          CASTER                    17.95
           SB           5580071301          SELF                      12.63
           SB           6348035701          BRADDICK                  13.56
           SB           6412002701          BURROUGHS                123.30
           SB           6436000701          VLAHARIS                  85.50
           SB           6613079201          CHAMBERS                  26.28
           SB           6613080701          LONG                      95.86
           SB           6715041301          BURRESS                  516.30
           SB           7116106701          HARTELL                   14.13
           SB           7172183501          DUKE                      72.23
           SB           7183034101          WACHSMUTH                  9.81
           SB           7201029101          WALKER                    30.80
           SB           7365005301          MALEK                    205.45
           SB           7468011601          WOLFF                     17.39
           SB           7571032201          LOVE                      10.82
           SB           7682005101          LOCKLEY                   14.53
           SB           8017058301          DELAPP                    45.28
           SB           8060022701          LUCLLIA                  266.65
           SB           8092028701          DURAN                    247.27
           SB           8101050001          CLARK                     40.62
           SB           8109005001          CARNEAL                   16.68
           SB           8155018501          GRIFFEN                   38.80
           SB           8435020801          STACY                     11.16
           SB           8535021901          BRUMMITT                 139.39
           SB           8558001201          HENDERSON                 33.57
           SB           9004007001          LEVEILLE                   4.40
           SB           9315015501          SPRADLEY                  22.92
           SB           9331021901          SMITH                     17.88
           SB           9331022101          SMITH                     13.23
                                                               ------------
                        TOTAL SB                                   3,464.74

             TOTAL FOR CTL # 174                               2,649,243.59
                                                               ------------
                                                               ------------